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                                                                    EXHIBIT 99.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Lason, Inc. for the year ended December 31, 2002, each of the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

         (1) such Annual Report on Form 10-K of Lason, Inc. for the year ended December, 2002, fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K of Lason, Inc. for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Lason, Inc.

The foregoing Certification is subject to and qualified by the disclosure in
Part I, Item 1. Business - Fresh Start Reporting and Factors that Affect Comparability of Financial Information" and in Note 3 of Notes to the Consolidated Financial Statements, which provide that the consolidated financial statements of the registrant accompanying this annual report on Form 10-K have been prepared in conformity with generally accepted accounting principles for financial information, but not in conformity with the instructions for Form 10-K and Rule 10-01 of Regulation S-X, as the registrant has not presented financial information for the twelve months ending December 31, 2002, 2001 and 2000. Accordingly, such financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements. In addition, the financial information for the twelve months ended December 31, 2002, 2001, 2000, 1999 and/or 1998 have been omitted from those applicable items of the Form 10-K requiring such information. Reference is made to the disclosure - Part I, Item 1. Business - Fresh Start Reporting and Factors that Affect Comparability of Financial Information and in Note 3 of Notes to the Consolidated Financial Statements for a more complete discussion and explanation.


                                                     /s/  Ronald D. Risher
                                                     ---------------------
March 28 , 2003                                      Ronald D. Risher
                                                     Chief Executive Officer




March 28 , 2003                                      /s/  Douglas S. Kearney
                                                     ------------------------
                                                    Douglas S. Kearney
                                                     Chief Financial Officer





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